UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2018

GORES HOLDINGS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37979	81-3563824
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

9800 Wilshire Blvd.
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒                      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2018, Gores Holdings II, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, AM Merger Sub I, Inc. (“First Merger Sub”), AM Merger Sub II, LLC (“Second Merger Sub”), Greenlight Holding II Corporation (“Greenlight”) and PE Greenlight Holdings, LLC, in its capacity as the stockholder representative (the “Stockholder Representative”), which provides for, among other things: (a) the merger of First Merger Sub with and into Greenlight, with Greenlight continuing as the surviving corporation (the “First Merger”); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Greenlight with and into Second Merger Sub with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”).  The transactions set forth in the Merger Agreement, including the Mergers, will constitute a “Business Combination” as contemplated by the Company’s Amended & Restated Articles of Incorporation (the “Charter”).

The Merger Agreement and the transactions contemplated thereby were unanimously approved by the Board of Directors of the Company (the “Board”) on June 20, 2018.

The Merger Agreement

Merger Consideration

Pursuant to the Merger Agreement, the aggregate merger consideration payable to the stockholders of Greenlight will consist of: (a) an amount in cash equal to the Closing Cash Payment Amount (as defined in the Merger Agreement), which is expected to be approximately $642 million; and (b) shares of newly-issued Company Class A common stock equal to the Closing Number of Securities (as defined in the Merger Agreement), which are expected to have a value of approximately $652 million based on a price of $10 per share.  The merger consideration payable to the stockholders of Greenlight is also subject to adjustment based on Greenlight’s working capital, cash and indebtedness as of the closing date, among other adjustments contemplated by the Merger Agreement.  Including assumed indebtedness of Greenlight of approximately $852 million at the closing (after giving effect to the partial repayment of existing indebtedness as contemplated by the Merger Agreement), the aggregate purchase price to be paid by the Company to acquire Greenlight is expected to be approximately $2.3 billion.

In addition to the consideration to be paid at the closing of the transactions contemplated by the Merger Agreement, certain stockholders of Greenlight will be entitled to receive additional earn-out payments from the Company of up to an aggregate of 10 million shares of Company Class A common stock, if the price of Class A common stock trading on the Nasdaq exceeds certain thresholds during the five-year period following the closing of the Mergers.  In addition, certain stockholders of Greenlight will be entitled to receive additional payments pursuant to the Tax Receivable Agreement (as defined below) to be entered into at the closing of the transactions contemplated by the Merger Agreement.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature.  The representations and warranties of the respective parties to the Merger Agreement will not survive the closing of the transaction.

Conditions to Consummation of the Transaction

Consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, including approval by the Company’s stockholders and expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. In addition, the Company’s obligation to consummate the transactions contemplated by the Merger Agreement is subject to the availability of at least an aggregate of $550 million from the Company’s trust account and the Private Placement (as defined below).  Greenlight’s obligation to consummate the transactions contemplated by the Merger Agreement is subject to the availability of at least an aggregate of $600 million in cash from the Company’s trust account and the Private Placement.

Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Mergers (whether before or after the required Company stockholder vote has been obtained) by mutual written consent of the Company and the Stockholder Representative and in certain other circumstances, including if the transactions have not been consummated by January 19, 2019 and the delay in closing beyond such date is not due to the breach of the Merger Agreement by the party seeking to terminate.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates.  The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement.  The Merger Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company or any other party to the Merger Agreement.  In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the Company’s investors and security holders.  Company investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Private Placement Subscription Agreements

On June 21, 2018, the Company entered into subscription agreements with certain investors, including Gores Sponsor II LLC (“Gores Sponsor”), pursuant to which the investors have agreed to purchase an aggregate of 43,478,261 shares of Class A common stock in a private placement for $9.20 per share (the “Private Placement”).  The proceeds from the Private Placement will be used to partially fund the cash consideration to be paid to the stockholders of Greenlight at the closing of the transactions contemplated by the Merger Agreement.  In order to facilitate the Private Placement, Gores Sponsor has agreed to the cancellation of a portion of the shares of Class F common stock of the Company issued to it pursuant to that certain Securities Subscription Agreement, dated August 19, 2016, by and between Gores Sponsor and the Company (the “Founder Shares”) and the shares of Class A common stock to be issued to the participants in the Private Placement will be issued at a discount.  The remaining Founder Shares will automatically be converted into shares of Class A common stock at the closing of the transactions contemplated by the Merger Agreement.

Each subscription agreement will terminate with no further force and effect upon the earlier to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) upon the mutual written agreement of the parties to such subscription agreement; or (c) if any of the conditions to closing set forth in such subscription agreement are not satisfied on or prior to the closing and, as a result thereof, the transactions contemplated by such subscription agreement are not consummated at the closing.  As of the date hereof, the shares of Class A common stock to be issued in connection with the subscription agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Company will, within 30 days after the consummation of the transactions contemplated by the Merger Agreement, file with the Securities and Exchange Commission (“SEC”) a registration statement registering the resale of such shares of Class A common stock and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof.  A copy of the form of subscription agreement is filed as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Private Placement is qualified in its entirety by reference thereto.

Tax Receivable Agreement

At the closing of the transactions contemplated by the Merger Agreement, the Company will enter into the Tax Receivable Agreement with certain stockholders of Greenlight (the “Tax Receivable Agreement”).  The Tax Receivable Agreement will generally provide for the payment by the Company to certain stockholders of Greenlight of 50% of the net cash savings, if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in certain circumstances) in periods after the closing of the transactions contemplated by the Merger Agreement as a result of the utilization of certain pre-transaction tax attributes of Greenlight.  The Company will retain the benefit of the remaining 50% of these cash savings.  A copy of the form of Tax Receivable Agreement is filed as Exhibit 10.2, and is incorporated herein by reference, and the foregoing description of the Tax Receivable Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein.  The shares of Class A common stock to be issued in connection with the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Private Placement, will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On June 21, 2018, the Company issued a press release announcing the execution of the Merger Agreement.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.  Notwithstanding the foregoing, information contained on the Company’s website and Verra Mobility’s website referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated June 21, 2018, that will be used by the Company with respect to the transactions contemplated by the Merger Agreement.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.  This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information about the Transactions and Where to Find It

The Company intends to file with the SEC a preliminary proxy statement in connection with the proposed transactions contemplated by the Merger Agreement and will mail a definitive proxy statement and other relevant documents to its stockholders.  The definitive proxy statement will contain important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at a meeting of stockholders to be held to approve the proposed transactions contemplated by the Merger Agreement and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters.  Company stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for the Special Meeting because the proxy statement will contain important information about the proposed transactions.  When available, the definitive proxy statement will be mailed to Company stockholders as of a record date to be established for voting on the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the

Special Meeting.  Company stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings II, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com).

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed transactions.  Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 14, 2018.  Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement for the proposed transactions when available.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the proxy statement that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s or Greenlight’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Company’s or Greenlight’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Greenlight’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement; (d) the inability to complete the Private Placement; (e) the risk that the proposed transactions disrupt current plans and operations of Greenlight or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed transactions; (h) changes in applicable laws or regulations; (i) the possibility that Greenlight may be adversely affected by other economic, business, and/or competitive factors; and (j) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company.  You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  The Company and Greenlight undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Neither the Company nor Greenlight undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Exhibit
2.1*

Merger Agreement, dated as of June 21, 2018, by and among Gores Holdings II, Inc., AM Merger Sub I, Inc., AM Merger Sub II, LLC, Greenlight Holding II Corporation and PE Greenlight Holdings, LLC, in its capacity as the Stockholder Representative.

10.1	Form of Subscription Agreement.

10.2	Form of Tax Receivable Agreement.

99.1	Press Release issued by the Company on June 21, 2018.

99.2	Investor Presentation of the Company dated June 21, 2018.

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2).  The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings II, Inc.

Date: June 21, 2018	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary